Exhibit 99.1

NON-REDEMPTION AGREEMENT

THIS NON-REDEMPTION AGREEMENT (this “Agreement”), dated as of December 13, 2023, is made by and among Nabors Energy Transition Corp., a Delaware corporation (“SPAC”), Vast Renewables Limited, an Australian public company limited by shares (f/k/a Vast Solar Pty Ltd) (“Vast”), and the undersigned investor (the “Investor”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, SPAC, Vast, Neptune Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Vast (“Merger Sub”), Nabors Energy Transition Sponsor LLC, a Delaware limited liability company, and Nabors Industries Ltd., a Bermuda limited company, entered into the Business Combination Agreement, dated as of February 14, 2023 (as may be amended from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, the “Business Combination”), pursuant to which, among other things, Merger Sub will merge with and into SPAC, with SPAC surviving as a wholly owned direct subsidiary of Vast.

WHEREAS, in consideration of the Investor’s commitment to, among other things, not redeem the number of shares of SPAC’s Class A common stock, par value $0.0001 per share (“SPAC Class A Shares”), set forth on the Investor’s signature page hereto beneficially owned by the Investor (the “Investor Shares”), and subject to the conditions set forth herein, Vast agrees to issue to the Investor 129,911 fully paid, non-assessable ordinary shares in Vast (“Vast Ordinary Shares” and such shares issued to the Investor, the “New Investor Shares”) promptly following the closing of the Business Combination (the “Closing”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Article 1
Agreements of the Investor

Section 1.01.      Non-Redemption. The Investor hereby irrevocably waives any right that it may have to elect to have SPAC redeem any Investor Shares and agrees, for the benefit of SPAC, not to redeem, or to submit a request to SPAC’s transfer agent to redeem or otherwise exercise any right to redeem, the Investor Shares and to reverse and revoke any prior redemption elections made with respect to the Investor Shares; provided that SPAC acknowledges and agrees that the Investor may own additional SPAC Class A Shares in excess of the Investor Shares (the “Other Shares”) and nothing herein shall restrict any rights of the Investor with respect to such Other Shares, including, without limitation, the right to redeem, or to submit a request to SPAC’s transfer agent to redeem or otherwise exercise any right with respect to such Other Shares.

Section 1.02.      Restrictions on Transfer. During the period commencing on the date hereof until the earlier of (a) the SPAC redemption deadline in connection with the Business Combination and (b) the termination of this Agreement pursuant to its terms, the Investor shall not (i) engage in any hedging transactions or Short Sales (as defined below) with respect to securities of the SPAC which are designed to or which would (either alone or in connection with one or more events or developments (including the satisfaction or waiver of any conditions precedent)) lead to or result in a sale or disposition of the Investor Shares, even if such Investor Shares would be disposed of by a person other than the Investor, (ii) offer for sale, sell (including Short Sales), transfer (including by operation of law), place a lien on, pledge, convert, assign or otherwise dispose of (including by gift, merger, tendering into any tender offer or exchange offer or otherwise) or encumber (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement, arrangement, undertaking or understanding (including any profit-sharing arrangement) with respect to, or consent to, a direct or indirect Transfer of any or all of the Investor Shares, unless the recipient of such Investor Shares enters into an agreement in the form of this Agreement with the parties hereto with respect to such Investor Shares (including, for clarity, the Investor may Transfer any or all of the Investor Shares to any other entity directly or indirectly controlled by or under common control with Investor so long as such recipient entity delivers to the parties hereto an executed copy of this Agreement)), (iii) deposit any of the Investor Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxies or powers of attorney with respect to any or all of the Investor Shares or (iv) take any action that would have the effect of preventing or materially delaying the performance of its obligations hereunder. For purposes of this Section 1.02, “Short Sales” shall include, without limitation, (A) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (B) all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage or other similar financing arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and (C) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. The Investor shall deliver such documentation as is reasonably requested by SPAC or Vast to evidence that the Investor holds the Investor Shares and no Investor Shares have been redeemed or Transferred.

Article 2
Agreements of Vast and SPAC

Section 2.01.      Issuance of New Shares. In consideration of the Investor’s performance of its obligations described herein, effective as of and conditioned on the Closing, Vast shall issue the New Investor Shares to the Investor promptly following the Closing in book-entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Investor (or its nominee in accordance with its delivery instructions) or to a custodian designated by the Investor, as applicable. The Investor may, no later than five (5) Business Days prior to Closing, designate in writing to Vast and SPAC any managed accounts or fund entities for which the Investor exercises investment discretion to receive the issuance of the New Investor Shares. Each book entry for the New Investor Shares shall contain a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

Section 2.02.      The obligations of Vast and SPAC pursuant to Section 2.01 of this Agreement shall be subject to the satisfaction, or valid waiver by Vast and SPAC, of the following conditions:

(a)            the Investor shall have fully complied with, performed and satisfied its obligations set out in Article 1, and shall have performed, satisfied and complied in all material respects with all other covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(b)            the Closing shall have occurred; and

(c)            all representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the date of the Closing (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such date).

Article 3
Representations and Warranties

Section 3.01.      Representations and Warranties of SPAC. SPAC represents and warrants as of the date hereof to the Investor as follows:

(a)            SPAC is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within SPAC’s corporate powers and have been duly authorized by all necessary corporate actions on the part of SPAC. This Agreement has been duly executed and delivered by SPAC and, assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a legally valid and binding obligation of SPAC, enforceable against SPAC in accordance with the terms hereof (except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b)            The execution and delivery of this Agreement by SPAC does not, and the performance by SPAC of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of SPAC, (ii) result in a violation of any law, rule, regulation, order, judgment or decree or (iii) require any consent or approval that has not been given or other action that has not been taken by any person, in each case to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by SPAC of its obligations under this Agreement. SPAC has full right and power to enter into this Agreement.

(c)            As of the date of this Agreement, the authorized capital stock of SPAC consists of (i) 500,000,000 SPAC Class A Shares, (ii) 50,000,000 shares of Class B common stock, par value $0.0001 per share (“SPAC Class B Shares”), (iii) 50,000,000 shares of Class F common stock, par value $0.0001 per share (“SPAC Class F Shares”), and (iv) 5,000,000 shares of preferred stock par value $0.0001 per share (“SPAC Preferred Shares”). As of the date of this Agreement, (A) 9,850,641 SPAC Class A Shares are issued and outstanding, (B) no SPAC Class B Shares are issued and outstanding, (C) 6,900,000 SPAC Class F Shares are issued and outstanding, (D) no SPAC Preferred Shares are issued and outstanding and (E) 27,530,000 warrants, each entitling the holder thereof to purchase one SPAC Class A Share at an exercise price of $11.50 per share are issued and outstanding. All issued and outstanding SPAC Class A Shares and SPAC Class F Shares have been duly authorized and validly issued, are fully paid and are non-assessable. Except as set forth above, the Business Combination Agreement and the other agreements and arrangements referred to therein, and any report filed by SPAC (the “SEC Reports”) with the U.S. Securities and Exchange Commission (the “SEC”), as of the date hereof, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from SPAC any SPAC Class A Shares, SPAC Class B Shares, SPAC Class F Shares, SPAC Preferred Shares or other equity interests in SPAC, or securities convertible into or exchangeable or exercisable for such equity interests. Other than the SPAC’s second amended and restated certificate of incorporation, there are no securities or instruments issued by or to which SPAC is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the New Investor Shares pursuant to this Agreement. As of the date hereof, SPAC has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which SPAC is a party or by which it is bound relating to the voting of any securities of SPAC, other than (1) as set forth in the SEC Reports, and (2) as contemplated by the Business Combination Agreement.

Section 3.02.      Representations and Warranties of Vast. Vast represents and warrants as of the date hereof to the Investor as follows:

(a)            Vast is duly incorporated and validly existing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate or other organizational power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and as shall be conducted following the Business Combination. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within Vast’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Vast. This Agreement has been duly executed and delivered by Vast and, assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a legally valid and binding obligation of Vast, enforceable against Vast in accordance with the terms hereof (except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b)            The execution and delivery of this Agreement by Vast does not, and the performance by Vast of its obligations hereunder, including the issuance of the New Investor Shares, will not, (i) conflict with or result in a violation of the organizational documents of Vast, (ii) result in a violation of any law, rule, regulation, order, judgment or decree or (iii) require any consent or approval that has not been given or other action that has not been taken by any person, in each case to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by Vast of its obligations under this Agreement. Vast has full right and power to enter into this Agreement. Upon issuance in accordance herewith, the New Investor Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Vast Ordinary Shares. Subject to the accuracy of the representations and warranties of the Investor in this Agreement, the offer and issuance by Vast of the New Investor Shares is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

(c)            All issued and outstanding Vast Ordinary Shares have been duly authorized and validly issued, are fully paid and are non-assessable. Except as set forth above, the Business Combination Agreement and the other agreements and arrangements referred to therein, the SEC Reports and any report filed by Vast with the SEC, as of the date hereof, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from Vast any Vast Ordinary Shares or other equity interests in Vast, or securities convertible into or exchangeable or exercisable for such equity interests. There are no securities or instruments issued by or to which Vast is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Vast Ordinary Shares pursuant to this Agreement. Except as described in documents filed with or furnished to the SEC by Vast, there are no shareholder agreements, voting trusts or other agreements or understandings to which Vast is a party or by which it is bound relating to the voting of any securities of Vast, other than as contemplated by the Business Combination Agreement.

Section 3.03.      Representations and Warranties of the Investor. The Investor represents and warrants as of the date hereof to Vast and SPAC as follows:

(a)            If the Investor is not an individual, the Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Investor’s powers and have been duly authorized by all necessary actions on the part of the Investor. If the Investor is not an individual, this Agreement has been duly executed and delivered by the Investor. If the Investor is an individual, the Investor’s signature on this Agreement is genuine, and the Investor has legal competence and capacity to execute the same. Assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a legally valid and binding obligation of the Investor, enforceable against the Investor in accordance with the terms hereof (except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b)            The execution and delivery of this Agreement by the Investor does not, and the performance by the Investor of its obligations hereunder will not, (i) conflict with or result in a violation of any organizational documents of the Investor, (ii) result in a violation of any law, rule, regulation, order, judgment or decree or (iii) require any consent or approval that has not been given or other action that has not been taken by any person, in each case to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by the Investor of its obligations under this Agreement.

(c)            The Investor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a)(4), (5), (6) or (7)), in each case, satisfying the applicable requirements set forth on Annex A, (ii) is acquiring any New Investor Shares that may be issued to the Investor pursuant to this Agreement only for its own account and not for the account of others, or if the Investor is acquiring any New Investor Shares that may be issued to the Investor pursuant to this Agreement as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer, institutional accredited investor or accredited investor (as the case may be) and the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring any New Investor Shares that may be issued to the Investor pursuant to this Agreement with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Investor is not an entity formed for the specific purpose of acquiring any New Investor Shares that may be issued to the Investor pursuant to this Agreement, unless such newly formed entity is an entity in which all of the investors are institutional accredited investors, and is an “institutional account” as defined by FINRA Rule 4512(c). The Investor is a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities. Investor has completed Annex A following the signature page hereto and the information contained therein is accurate and complete.

(d)            The Investor understands that any New Investor Shares that may be issued to the Investor pursuant to this Agreement are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the New Investor Shares have not been registered under the Securities Act. The Investor understands that the New Investor Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor except (i) pursuant to an effective registration statement under the Securities Act, (ii) to the extent the Investor has delivered to Vast (if requested by Vast) an opinion of counsel, in a form reasonably acceptable to Vast, to the effect that such New Investor Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (iii) pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) provided that all of the applicable conditions thereof have been met or (iv) otherwise pursuant to an applicable exemption from the registration requirements of the Securities Act, and in accordance with any applicable securities laws of the applicable states and other jurisdictions of the United States, and that any certificates or book-entry records representing the New Investor Shares shall contain a restrictive legend to such effect. The Investor acknowledges that the New Investor Shares will not be eligible for resale pursuant to Rule 144A under the Securities Act. The Investor acknowledges and agrees that the New Investor Shares will be subject to these securities law transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily resell the New Investor Shares and may be required to bear the financial risk of an investment in the New Investor Shares for an indefinite period of time. The Investor understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the New Investor Shares. Notwithstanding the foregoing, the New Investor Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the New Investor Shares and such pledge of New Investor Shares shall not be deemed to be a transfer, sale or assignment of the New Investor Shares hereunder, and the Investor, by effecting a pledge of New Investor Shares, shall not be required to provide Vast with any notice thereof or otherwise make any delivery to Vast pursuant to this Agreement.

(e)            In making its decision to invest in the New Investor Shares, the Investor has relied solely upon independent investigation made by the Investor and Vast’s and SPAC’s representations, warranties and covenants contained herein. The Investor has not relied on any statements or other information provided by anyone other than Vast and SPAC concerning SPAC, Vast, the Business Combination, the New Investor Shares or the offer of the New Investor Shares. The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the New Investor Shares, including with respect to Vast, SPAC and the Business Combination, and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to the Investor’s investment in the New Investor Shares. The Investor represents and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and its professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the New Investor Shares. Without limiting the generality of the foregoing, the Investor acknowledges that it has had an opportunity to review the SEC Reports.

(f)            Investor became aware of the offering of the New Investor Shares solely by means of direct contact between the Investor, Vast, SPAC or their representatives or affiliates. The Investor did not become aware of the offering of the New Investor Shares, nor were the New Investor Shares offered to the Investor, by any other means. The Investor acknowledges that New Investor Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under the Securities Act or any state securities laws.

(g)            Investor acknowledges that it is aware that there are substantial risks incident to the ownership of the New Investor Shares. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the New Investor Shares, and the Investor has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Investor has considered necessary to make an informed investment decision. The Investor is not relying on any statements or representations of Vast, SPAC or any of its agents for legal, tax or investment advice with respect to this Agreement or the transactions contemplated by the Agreement.

(h)            The Investor has fully considered the risks of an investment in the New Investor Shares and determined that the New Investor Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in the New Investor Shares. The Investor acknowledges specifically that a possibility of total loss exists.

(i)            The Investor understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the New Investor Shares or made any findings or determination as to the fairness of this investment.

(j)            No broker or finder has acted on behalf of the Investor in such a way as to create any liability on Vast or SPAC in connection with this Agreement.

(k)            The Investor is not entering into the transactions contemplated by this Agreement to create actual or apparent trading activity in the SPAC Class A Shares (or any security convertible into or exchangeable for SPAC Class A Shares) or to raise or depress or otherwise manipulate the price of the SPAC Class A Shares (or any security convertible into or exchangeable for the SPAC Class A Shares) or otherwise in violation of the Exchange Act.

(l)            The Investor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively “OFAC Lists”), (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Sudan, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Investor represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 (together with its implementing regulations, the “BSA/PATRIOT Act”), that the Investor maintains policies and procedures reasonably designed to comply with the BSA/PATRIOT Act. The Investor also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including screening its investors against the OFAC Lists.

Article 4
Miscellaneous

Section 4.01.      Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earliest to occur of (a) the termination of the Business Combination Agreement in accordance with its terms and (b) the mutual written consent of the parties hereto. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any person in respect hereof or the transactions contemplated hereby; provided that, notwithstanding the foregoing or anything to the contrary in this Agreement, the termination of this Agreement pursuant to Section 4.01(a) shall not affect any liability on the part of any party for an intentional breach of this Agreement. This Article 4 shall survive the termination of this Agreement.

Section 4.02.      Trust Account Waiver. The Investor acknowledges that SPAC has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (“IPO”) and certain proceeds of the private placement (including interest accrued from time to time thereon) for the benefit of its public stockholders and certain other parties. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor hereby agrees (on its own behalf and on behalf of its related parties) that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and it shall not make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”); provided that the Released Claims shall not include any rights or claims of the Investor or any of its related parties as a shareholder of SPAC to the extent related to or arising from any shares of capital stock of SPAC other than the Investor Shares. The Investor hereby irrevocably waives (on its own behalf and on behalf of its related parties) any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Agreement and will not seek recourse against the Trust Account with respect to the Released Claims.

Section 4.03.      Public Disclosure. SPAC and Vast shall, by 9:00 a.m., New York City time, within four (4) Business Days following the date of this Agreement, file with the SEC a Current Report on Form 8-K (the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby to the extent such disclosure is required by law. From and after the filing of the Disclosure Documents, SPAC and Vast shall have disclosed all material, non-public information (if any) provided to Investor by SPAC, Vast or any of their respective subsidiaries, affiliates, officers, directors, employees or agents in connection with the transactions contemplated hereby. In addition, effective upon the filing of the Disclosure Documents, SPAC and Vast acknowledge and agree that any and all confidentiality or similar obligations under any agreement, whether written or oral, between SPAC, Vast or any of their respective subsidiaries, affiliates, officers, directors, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate. Notwithstanding anything in this Agreement to the contrary, the Investor agrees that SPAC and Vast shall have the right to publicly disclose the name of the Investor, the Investor’s beneficial ownership of the New Investor Shares and the nature of the Investor’s commitments, arrangements and understandings under and relating to this Agreement in any Form 8-K filed by SPAC or Vast with the SEC in connection with the execution and delivery of this Agreement, and any proxy statement, prospectus or registration statement filed or amended on or after the date of this Agreement, to the extent such disclosure is required by law. Notwithstanding anything in this Agreement to the contrary, neither SPAC or Vast shall publicly disclose or include the name of the Investor, its investment adviser or any of their respective affiliates in any press release or other marketing materials without the prior written consent of the Investor. The Investor shall promptly provide any information reasonably requested by SPAC or Vast for any regulatory application or filing made or approval sought in connection with the Business Combination (including filings with the SEC).

Section 4.04.      Governing Law. This Agreement, the rights and duties of the parties hereto, and any disputes (whether in contract, tort or statute) arising out of, under or in connection with this Agreement will be governed by and construed and enforced in accordance with the Laws of the State of Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Agreement must be brought exclusively in any Delaware Chancery Court; provided, that if jurisdiction is not then available in the Delaware Chancery Court, any federal court located in the State of Delaware or any other Delaware state court (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 4.12 of this Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

Section 4.05.      Waiver of Jury Trial. To the extent not prohibited by applicable law that cannot be waived, each of the parties hereto irrevocably waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto or thereto, in each case, whether now existing or hereafter arising, and whether in contract, tort, statute, equity or otherwise. Each party hereby further agrees and consents that any such litigation shall be decided by court trial without a jury and that the parties to this Agreement may file a copy of this Agreement with any court as written evidence of the consent of the parties to the waiver of their right to trial by jury.

Section 4.06.      Form W-9 or W-8. The Investor shall, at least one Business Day prior to the Closing, execute and deliver to SPAC and Vast a duly completed and executed IRS Form W-9 or Form W-8, as applicable, with respect to the Investor.

Section 4.07.      Withholding. Notwithstanding any other provision of this Agreement, each of Vast and SPAC and any of its agents and representatives, as applicable, shall be entitled to deduct and withhold from the New Investor Shares and any other amount payable pursuant to this Agreement, as applicable, any such amounts as may be required to be deducted and withheld therefrom under any applicable Law (as determined in good faith by the party so deducting and withholding in its sole discretion). To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made.

Section 4.08.      Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the non-assigning parties hereto.

Section 4.09.      Specific Performance. The parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. It is accordingly agreed that monetary damages may not be an adequate remedy for such breach and the non-breaching party shall be entitled to seek injunctive relief, in addition to any other remedy that such party may have in law or in equity, and to enforce specifically the terms and provisions of this Agreement in the Designated Courts.

Section 4.10.      Amendment. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by the parties hereto.

Section 4.11.      Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 4.12.      Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given (a) if personally delivered, on the date of delivery; (b) if delivered by express courier service of national standing for next day delivery (with charges prepaid), on the Business Day following the date of delivery to such courier service; (c) if delivered by telecopy (with confirmation of delivery), on the date of transmission if on a Business Day before 5:00 p.m. local time of the recipient party (otherwise on the next succeeding Business Day); (d) if delivered by electronic mail, on the date of transmission if on a Business Day before 5:00 p.m. local time of the business address of the recipient party (otherwise on the next succeeding Business Day); and (e) if deposited in the United States mail, first-class postage prepaid, on the date of delivery, in each case to the appropriate addresses set forth below (or to such other addresses as a party may designate by notice to the other parties in accordance with this Section 4.12):

If to SPAC:

Nabors Energy Transition Corp.

515 West Greens Road, Suite 1200
Houston, Texas 77067
Attention: Anthony G. Petrello
Email: generalcounsel@nabors.com

with a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, Texas 77002
Attn: Scott Rubinsky
Email: srubinsky@velaw.com

If to Vast:

Vast Renewables Limited
226 Liverpool Street
Darlinghurst, NSW 2010 Australia
Attn: Craig Wood, Alec Waugh
Email: craig.wood@vastsolar.com, alec.waugh@vastsolar.com

with a copy (which shall not constitute notice) to:

White & Case LLP
Governor Phillip Tower, 1 Farrer Place
Sydney NSW 2000, Australia
Attn: Joel Rennie, Elliott Smith, Matthew Barnett, Nirangjan Nagarajah
Email: joel.rennie@whitecase.com, elliott.smith@whitecase.com, matthew.barnett@whitecase.com, nirangjan.nagarajah@whitecase.com

If to the Investor:

At the address set forth on the Investor’s signature page.

Section 4.13.      Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument, and shall include images of manually executed signatures transmitted by electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law.

Section 4.14.      Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent that they relate in any way to the subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have each caused this Non-Redemption Agreement to be duly executed on their behalf as of the date first written above.

SPAC

NABORS ENERGY TRANSITION CORP.

By:	/s/ Anthony G. Petrello
Name: Anthony G. Petrello
Title: President, Chief Executive Officer and Secretary

[Signature Page to Non-Redemption Agreement]

VAST

VAST RENEWABLES LIMITED

By:	/s/ Craig Wood
Name: Craig Wood
Title Chief Executive Officer

[Signature Page to Non-Redemption Agreement]

INVESTOR

CT INVESTMENTS GROUP PTY LIMITED

By:	/s/ Stephen James Byron
Name: Stephen James Byron
Title: Director

Number of Investor Shares: $2 million in aggregate shares based upon the stock price at time of execution

Address: 'Plaza Offices - West', Level 421, Terminal Avenue, Canberra Airport ACT 2609

Attention: Stephen Byron

Email: [***]

in each case, with a copy (which shall not constitute notice) to:

Email: [***] and [***]

[Signature Page to Non-Redemption Agreement]

ANNEX A
ELIGIBILITY REPRESENTATIONS OF INVESTOR

This Schedule must be completed by the Investor and forms a part of the Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Agreement. The Investor must check the applicable box in either Part A or Part B below and the applicable box in Part C below.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐	The Investor is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

☐	The Investor is subscribing for the New Investor Shares as a fiduciary or agent for one or more investor accounts, and each owner of such accounts is a QIB.

*** OR ***

B.	ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

The Investor is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has checked below the box(es) for the applicable provision under which the Investor qualifies as such:

☐	The Investor is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, partnership, or limited liability company that was not formed for the specific purpose of acquiring the securities of the issuer being offered in this offering, with total assets in excess of $5,000,000.

☐	The Investor is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	The Investor is a “bank” as defined in Section 3(a)(2) of the Securities Act.

☐	The Investor is a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	The Investor is a broker or dealer registered pursuant to Section 15 of the Exchange Act.

☐	The Investor is an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

☐	The Investor is an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

☐	The Investor is an “insurance company” as defined in Section 2(a)(13) of the Securities Act.

☐	The Investor is an investment company registered under the Investment Company Act of 1940.

☐	The Investor is a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940.

☐	The Investor is a “Small Business Investment Company” licensed by the U.S. Small Business Administration under either Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	The Investor is a “Rural Business Investment Company” as defined in Section 384A of the Consolidated Farm and Rural Development Act.

☐	The Investor is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

☐	The Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is one of the following.

☐	A bank;

☐	A savings and loan association;

☐	A insurance company; or

☐	A registered investment adviser.

☐	The Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000.

☐	The Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made solely by persons that are accredited investors.

☐	The Investor is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered by the Issuer in this offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐	The Investor is an entity in which all of the equity owners are accredited investors.

☐	The Investor is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 that was not formed for the specific purpose of acquiring the securities of the issuer being offered in this offering, with total assets in excess of $5,000,000 and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐	The Investor is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1), of a family office meeting the requirements in paragraph (a)(12) of Rule 501(a) and whose prospective investment in issuer of the securities being offered or sold is directed by such family office pursuant to paragraph (a)(12)(iii) of Rule 501(a).

☐	The Investor is an entity, including but not limited to Indian tribes, governmental bodies, funds, and entities organized under the laws of foreign countries, that own “Investments,” in excess of $5,000,000 and was not formed for the specific purpose of acquiring the securities offered and is not of the type listed in one of the above checkboxes in this section. For the purposes of this response, “Investments” has the meaning in Rule 2a-51 under the Investment Company Act of 1940, as amended.

☐	The Investor is not a natural person.

☐	The Investor is a natural person holding in good standing one or more professional certifications, designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status.

☐	The Investor is a natural person who is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

☐	The Investor is a director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer.

☐	The Investor is a natural person whose individual net worth, or joint net worth with the Investor’s spouse or spousal equivalent, exceeds $1,000,000.

☐	The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the Investor’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the issuer of the securities being offered or sold or acting on behalf of an affiliate of such issuer.

This page should be completed by the Investor
and constitutes a part of the Agreement.

A-4